American Century ETF Trust Summary Prospectus Supplement American Century® Multisector Income ETF
Supplement dated July 16, 2026 ■ Summary Prospectus dated January 1, 2026

Effective September 14, 2026 (the "Effective Date"), American Century® Multisector Income ETF will be renamed American Century® Core Plus Income ETF, and the fund’s ticker will change from MUSI to ABND. As of that date, all references to American Century® Multisector Income ETF will be replaced with American Century® Core Plus Income ETF, and all references to MUSI will be replaced with ABND. As of that date, the fund's allocation to securities rated below investment grade will be limited to 35%. The fund’s investment objective will remain the same. Also as of the Effective Date, the fund's management fee will be reduced to 0.29%.

The following change will be effective September 14, 2026:

The following replaces the Portfolio Managers section of the summary prospectus:
Portfolio Managers
Charles Tan, Senior Vice President and Chief Investment Officer, Global Fixed Income, has served on teams managing fixed-income investments since joining the advisor in 2018.
Stephen Bartolini, CFA, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2024.
Jason Greenblath, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2019.
Paul Norris, Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since 2023.

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